Financial income	12 Months Ended
Dec. 31, 2021
Financial income
Financial income

Note 9 - Financial income

   Accounting policies

Financial income includes interest from trade receivables, as well as realized and unrealized exchange rate adjustments, fair value adjustments of other investments and marketable securities and dividends from marketable securities.

Interest income is recognized in the income statement in accordance with the effective interest rate method.

DKK thousand	2021	2020	2019
Interest income from financial assets measured at amortized costs	44	895	5,413
Fair value adjustments of marketable securities, cf. note 22	1,852	0	837
Fair value adjustments of other investments, cf. note 16	0	936	2,009
Exchange rate adjustments (primarily on USD deposits)	39,315	0	5,518
Dividend, marketable securities	0	191	878
Total financial income	41,211	2,022	14,655